EXECUTION VERSION

Exhibit 10-a-3

AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 30, 2017 is among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland Unlimited Company, a company organized under the laws of Ireland (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the “Credit Agreement” referred to below.
WHEREAS, the signatories hereto are parties to that certain Third Amended and Restated Credit Agreement, dated as of March 31, 2017 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent;
WHEREAS, the Borrowers wish to amend the Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:
1.Amendments to Credit Agreement. Upon and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended to restate the definition of “Asset Sale” in its entirety as follows:
“Asset Sale” means, with respect to the Company or any of its Subsidiaries, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction, and including the sale or other transfer of any of the Capital Stock of any Subsidiary of such Person) to any Person other than:
(i)    the sale or other transfer of any assets by the Company to any Domestic Subsidiary Guarantor or by any Domestic Subsidiary Guarantor to the Company or any other Domestic Subsidiary Guarantor;
(ii)    the sale or other transfer of any assets by any Foreign Subsidiary Guarantor or the Subsidiary Borrower to the Company, the Foreign Subsidiary Borrower or any Subsidiary Guarantor;
(iii)    the sale or other transfer of any assets by any Foreign Subsidiary Non-Guarantor to the Company or any Subsidiary;

(iv)    the sale of Receivables and Related Security in connection with a Permitted Receivables Financing or a Foreign Factoring Transaction;
(v)    the sale of inventory in the ordinary course of business;
(vi)    the sale or other transfer of obsolete or worn-out equipment;
(vii)    the sale or other transfer by ArvinMeritor Limited, a Foreign Subsidiary Guarantor, of its ownership interest in Meritor Heavy Vehicle Systems Limited to a Foreign Subsidiary Non-Guarantor;
(viii)    the sale on or about August 31, 2017 by Meritor Heavy Vehicle Systems, LLC of all of its Capital Stock in (and other right, title and interest in and to) Meritor WABCO Vehicle Control Systems, a Joint Venture (“Meritor WABCO JV”), to a Subsidiary of WABCO Holdings Inc. (“WABCO”) for aggregate consideration of at least $250,000,000 (the “Meritor WABCO JV Sale”); and
(ix)    the sale or other transfer by the Company or any of its Subsidiaries to WABCO of the portion of its aftermarket distribution revenue and profit stream associated with the distribution of Meritor WABCO JV’s (including its successor’s) products at any time after the closing of the Meritor WABCO JV Sale for aggregate consideration of at least $225,000,000;
provided, however, that any capital contribution or other transfer of assets in the form of an Investment permitted under Section 7.3(E) shall not also be considered an Asset Sale.
2.    Conditions Precedent to Amendment. This Amendment shall become effective as of the date first above written if, and only if on such date:
(a)    The Administrative Agent has received duly executed copies of this Amendment from the Borrowers, the Required Lenders and the Administrative Agent.
(b)    The Administrative Agent has received duly executed copies of the Consent and Reaffirmation attached hereto from each Subsidiary Guarantor.
(c)    The Company shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.
3.    Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:
(a)    Each Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). The execution and delivery by each Borrower of this Amendment, and the performance of its obligations under this Amendment and the Credit Agreement (as amended hereby), have been duly authorized by proper corporate acts (or analogous acts in the case of the Subsidiary Borrower).
(b)    This Amendment and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their terms,

except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.
(c)    Neither the execution and delivery by the Borrowers of this Amendment, nor the consummation of the transactions contemplated herein and in the Credit Agreement (as amended hereby), nor compliance with the provisions hereof or thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Credit Agreement (as amended hereby).
(d)    As of the date hereof and after giving effect to the terms of this Amendment, (i) each representation and warranty by each Borrower set forth in the Credit Agreement (as amended hereby) and in the other Loan Documents to which such Borrower is a party is true and correct in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Unmatured Default exists under the terms of the Credit Agreement (as amended hereby).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness of Section 1 hereof, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.
(b)    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, each Borrower hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Successors and Assigns. This Amendment and the rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto, and shall be enforceable by any such successors and assigns.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MERITOR, INC., as a Borrower

By:	/s/ Carl D. Anderson, II
Name: Carl D. Anderson, II
Title: Vice President and Treasurer

ARVINMERITOR FINANCE IRELAND UNLIMITED COMPANY, as a Borrower

By:	/s/ Todd Chirillo
Name: Todd Chirillo
Title: Director

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Edward D. Herko
Name: Edward D. Herko
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Vice President

BNP PARIBAS, as a Lender

By:	/s/ Nader Tannous
Name: Nader Tannous
Title: Managing Director

By:	/s/ Mike Shryock
Name: Mike Shryock
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC (TRADING AS NATWEST MARKETS), as a Lender

By:	/s/ Antonis Natzopaulos
Name: Antonis Natzopaulos
Title: Natwest Markets; VP

FIFTH THIRD BANK, as a Lender

By:	/s/ Mike Gifford
Name: Mike Gifford
Title: Director, Corporate Banking

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Dan Swanson
Name: Dan Swanson
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brett M. Justman
Name: Brett M. Justman
Title: Vice President

CITIZENS BANK, N.A., as a Lender

By:	/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Nicole Swigert
Name: Nicole Swigert
Title: Vice President

Consent and Reaffirmation

dated as of August 30, 2017
Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1, dated as of August 30, 2017 (the “Amendment”), to that certain Third Amended and Restated Credit Agreement, dated as of March 31, 2017 (the “Credit Agreement”), among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland Unlimited Company, the financial institutions from time to time parties thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Subsidiary Guarantors (including as successors by merger or otherwise) hereby (i) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Subsidiary Guaranty and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents.
Each Subsidiary Guarantor hereby makes each of the representations and warranties of the Borrowers set forth in Section 3 of the Amendment, mutatis mutandis, as though such representations and warranties were applicable to such Subsidiary Guarantor, this Reaffirmation and Consent and the Loan Documents to which such Subsidiary Guarantor is a party (after giving effect to the Amendment and this Reaffirmation and Consent).
All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated or otherwise modified.

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the date first above written.

MERITOR MANAGEMENT CORP.
MERITOR INTERNATIONAL HOLDINGS, LLC
ARVIN TECHNOLOGIES, INC.
ARVINMERITOR FILTERS OPERATING CO., LLC MERITOR HOLDINGS, LLC
ARVINMERITOR OE, LLC
ARVINMERITOR TECHNOLOGY, LLC
ARVINMERITOR, INC.
AVM, INC.
MAREMONT CORPORATION
MAREMONT EXHAUST PRODUCTS, INC.
MERITOR AFTERMARKET USA, LLC
MERITOR HEAVY VEHICLE BRAKING SYSTEMS (U.S.A.), LLC
MERITOR HEAVY VEHICLE SYSTEMS (SINGAPORE) PTE., LTD.
MERITOR HEAVY VEHICLE SYSTEMS (VENEZUELA), INC.
MERITOR HEAVY VEHICLE SYSTEMS, LLC
MERITOR, INC. a Nevada Corporation
MERITOR TECHNOLOGY, LLC

In each case:

By: /s/ Carl D. Anderson, II
Name: Carl D. Anderson, II
Title: Vice President and Treasurer

ARVIN HOLDINGS NETHERLANDS B.V.

By: /s/ Mark R. Schaitkin
Name: Mark R. Schaitkin
Title: Director

MERITOR NETHERLANDS, B.V.

By: /s/ Carl D. Anderson, II
Name: Carl D. Anderson, II
Title: Director

ARVINMERITOR LIMITED

By: /s/ Mark R. Schaitkin
Name: Mark R. Schaitkin
Title: Director

ARVINMERITOR SWEDEN AB

By: /s/ Paul Bialy
Name: Paul Bialy
Title: Director

MERITOR LUXEMBOURG S.A.R.L.

By: /s/ Mark R. Schaitkin
Name: Mark R. Schaitkin
Title: Director
IN WITNESS whereof the undersigned has executed this Guaranty as a deed the day and year first above written.

EXECUTED AS A DEED by MERITOR CAYMAN ISLANDS, LTD.	)	/s/ Mark R. Schaitkin
	)	Duly Authorised Signatory
)
	)	Name:	Mark R. Schaitkin
)
	)	Title:	President and Secretary
)

in the presence of:

/s/ Mary Lou Patterson
Signature of Witness

Name:	Mary Lou Patterson

Address:	2135 W Maple Rd. Troy, MI 48084

Occupation:	Legal Assistant

(Note: These details are to be completed in the witness's own hand writing.)

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